UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 5, 2013 (July 30, 2013)

Date of Report

(Date of earliest event reported)

LIN MEDIA LLC

(Exact name of registrant as specified in its governing document)

Delaware (State or other jurisdiction of incorporation or organization)	001-36032 (Commission File Number)	90-0935925 (I.R.S. Employer Identification No.)

One West Exchange Street, Suite 5A Providence, Rhode Island (Address of principal executive offices)	02903 (Zip Code)

(401) 454-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 30, 2013, LIN TV Corp., a Delaware corporation (“LIN TV”), completed its merger with and into LIN Media LLC, a Delaware limited liability company (“LIN LLC”), with LIN LLC as the surviving entity (the “Merger”) and successor issuer to LIN TV pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended.  Completion of the Merger was previously announced by LIN TV and LIN LLC on Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on July 31, 2013.  This Current Report on Form 8-K is being filed to disclose certain additional information.

Item 8.01.             Other Events.

For purposes of the Merger, the fair market value of LIN TV class A common stock was $14.73 per share, which was the average of the opening and closing trading prices of the stock on July 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013

LIN MEDIA LLC

By:	/s/ Nicholas Mohamed
Nicholas Mohamed
Vice President Controller

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